Exhibit 99.1

IBM RELEASES FIRST-QUARTER RESULTS
Double-digit Software and Infrastructure revenue growth; Strong margin expansion and double-digit profit and free cash flow growth

ARMONK, N.Y., April 22, 2026 . . . IBM (NYSE: IBM) today announced first-quarter 2026 earnings results.
“The first quarter was a strong start to the year with broad-based revenue growth across our segments. These results reflect the integrated value of our portfolio and the trust clients put in us to improve their operations. As clients scale use cases, AI continues to be a tailwind for our global business. IBM products and services are helping clients orchestrate, deploy and govern AI across hybrid environments," said Arvind Krishna, IBM chairman, president and chief executive officer. "Given this strong start, we continue to expect more than 5 percent constant currency revenue growth and an increase of about $1 billion in year-over-year free cash flow in 2026.”
First-Quarter Highlights
•Revenue
–Revenue of $15.9 billion, up 9 percent, up 6 percent at constant currency
–Software revenue up 11 percent, up 8 percent at constant currency
–Consulting revenue up 4 percent, up 1 percent at constant currency
–Infrastructure revenue up 15 percent, up 12 percent at constant currency
•Profit
–Gross Profit Margin: GAAP: 56.2 percent, up 100 basis points; Operating (Non-GAAP): 57.7 percent, up 110 basis points
–Pre-Tax Income Margin: GAAP: 8.7 percent, up 80 basis points; Operating (Non-GAAP): 13.4 percent, up 140 basis points
•Cash Flow
–Year to date, net cash from operating activities of $5.2 billion; free cash flow of $2.2 billion

	FIRST-QUARTER 2026 INCOME STATEMENT SUMMARY
	Revenue		Gross Profit	Gross Profit Margin		Pre-tax Income	Pre-tax Income Margin		Net Income	Diluted Earnings Per Share
GAAP from Continuing Operations	$15.9B		$8.9B	56.2%		$1.4B	8.7%		$1.2B	$1.28
Year/Year	9	% (1)	11%	1.0	Pts	20%	0.8	Pts	15%	14%
Operating (Non-GAAP)			$9.2B	57.7%		$2.1B	13.4%		$1.8B	$1.91
Year/Year			12%	1.1	Pts	23%	1.4	Pts	20%	19%
(1) 6% at constant currency.

“Our solid revenue growth, portfolio mix and productivity initiatives drove double-digit profit and free cash flow growth in the quarter," said James Kavanaugh, IBM senior vice president and chief financial officer. "The durability of our portfolio combined with our disciplined execution continues to give us the financial flexibility needed to both invest in our business and return value to shareholders through our dividend.”

Segment Results for First Quarter
•Software — revenues of $7.1 billion, up 11 percent, up 8 percent at constant currency:
–Hybrid Cloud (Red Hat) up 13 percent, up 10 percent at constant currency
–Automation up 10 percent, up 7 percent at constant currency
–Data up 19 percent, up 16 percent at constant currency
–Transaction Processing up 6 percent, up 2 percent at constant currency

•Consulting — revenues of $5.3 billion, up 4 percent, up 1 percent at constant currency:
–Strategy and Technology up 4 percent, up 1 percent at constant currency
–Intelligent Operations up 4 percent, up 1 percent at constant currency

•Infrastructure — revenues of $3.3 billion, up 15 percent, up 12 percent at constant currency:
–Hybrid Infrastructure up 28 percent, up 25 percent at constant currency
•IBM Z up 51 percent, up 48 percent at constant currency
•Distributed Infrastructure up 17 percent, up 13 percent at constant currency
–Infrastructure Support down 2 percent, down 6 percent at constant currency

•Financing — revenues of $0.2 billion, up 15 percent, up 10 percent at constant currency
Cash Flow and Balance Sheet
In the first quarter, the company generated net cash from operating activities of $5.2 billion, up $0.8 billion year to year. IBM’s free cash flow was $2.2 billion, up $0.3 billion year to year. The company returned $1.6 billion to shareholders in dividends in the first quarter and invested in the acquisition of Confluent.
IBM ended the first quarter with $11.8 billion of cash, restricted cash and marketable securities, down $2.6 billion from year-end 2025. Debt, including IBM Financing debt of $12.8 billion, totaled $66.4 billion, up $5.1 billion year to date.
Full-Year 2026 Expectations
•Revenue: The company continues to expect full-year constant currency revenue growth of more than 5 percent. At current foreign exchange rates, currency is expected to be about a half-point to one-point tailwind to growth for the year
•Free cash flow: The company continues to expect full-year free cash flow to increase by about $1 billion year-over-year
Dividend Declaration
The IBM board of directors declared an increase in the regular quarterly cash dividend to $1.69 per common share, payable June 10, 2026 to stockholders of record as of May 8, 2026.
This is the 31st year in a row that IBM has increased its quarterly cash dividend. IBM has paid consecutive quarterly dividends since 1916.
Forward-Looking and Cautionary Statements
Except for the historical information and discussions contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including, but not limited to, the following: a downturn in economic environment and client spending budgets; a failure of the company’s innovation initiatives; damage to the company’s reputation; risks from investing in growth opportunities; failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; the company’s ability to successfully manage acquisitions, alliances and divestitures, including integration challenges, failure to achieve objectives, the assumption or retention of liabilities and higher debt levels; fluctuations in financial results; impact of local legal, economic, political, health and other conditions; the company’s failure to meet growth and productivity objectives; ineffective internal controls; the company’s use of accounting estimates; impairment of the company’s goodwill or amortizable intangible assets; the company’s ability to attract and retain key employees and its reliance on critical skills; impacts of relationships with critical suppliers; product and service quality issues; the development and use of AI, including the company's increased AI solutions and use of AI technologies; impacts of business with government clients; reliance on third party distribution channels and ecosystems; cybersecurity and data protection considerations; adverse effects related to climate change and other environmental matters; tax matters; legal proceedings and investigatory risks; the company’s pension plans; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Qs, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission or in materials incorporated therein by reference.
Any forward-looking statement in this release speaks only as of the date on which it is made. Except as required by law, the company assumes no obligation to update or revise any forward-looking statements.
Presentation of Information in this Press Release
In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (GAAP), the company has also disclosed in this press release the following non-GAAP information, which management believes provides useful information to investors:
•adjusting for currency (i.e., at constant currency);
•presenting operating (non-GAAP) earnings per share amounts and related income statement items;
•free cash flow;
•net cash from operating activities excluding IBM Financing receivables;
•adjusted EBITDA;
•adjusted EBITDA margin.
The rationale for management’s use of these non-GAAP measures is included in Exhibit 99.2 in the Form 8-K that includes this press release and is being submitted today to the SEC.
Conference Call and Webcast
IBM’s regular quarterly earnings conference call is scheduled to begin at 5:00 p.m. ET, today. The Webcast may be accessed via a link at https://www.ibm.com/investor/events/earnings-1q26. Presentation charts will be available shortly before the Webcast.
Financial Results Below (certain amounts may not add due to use of rounded numbers; percentages presented are calculated from the underlying whole-dollar amounts).

Contact:	IBM
Tim Davidson, 914-844-7847
tfdavids@us.ibm.com

Erin McElwee, 347-920-6825
erin.mcelwee@ibm.com

INTERNATIONAL BUSINESS MACHINES CORPORATION
COMPARATIVE FINANCIAL RESULTS
(Unaudited; $ in millions except per share amounts)

	Three Months Ended March 31,
	2026	2025
REVENUE BY SEGMENT
Software	$7,052	$6,336
Consulting	5,272	5,068
Infrastructure	3,326	2,886
Financing	220	191
Other	48	61
TOTAL REVENUE	15,917	14,541

GROSS PROFIT	8,950	8,031

GROSS PROFIT MARGIN
Software	82.8%	83.6%
Consulting	27.5%	27.3%
Infrastructure	56.9%	52.8%
Financing	43.4%	45.8%

TOTAL GROSS PROFIT MARGIN	56.2%	55.2%

EXPENSE AND OTHER INCOME
SG&A	5,089	4,886
R&D	2,173	1,950
Intellectual property and custom development income	(172)	(253)
Other (income) and expense	(1)	(165)
Interest expense	473	455
TOTAL EXPENSE AND OTHER INCOME	7,562	6,873

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,387	1,158
Pre-tax margin	8.7%	8.0%
Provision for/(benefit from) income taxes	172	103
Effective tax rate	12.4%	8.9%

INCOME FROM CONTINUING OPERATIONS	$1,216	$1,054

DISCONTINUED OPERATIONS
Income from discontinued operations, net of taxes	0	1

NET INCOME	$1,216	$1,055

EARNINGS PER SHARE OF COMMON STOCK
Assuming dilution
Continuing operations	$1.28	$1.12
Discontinued operations	$0.00	$0.00
TOTAL	$1.28	$1.12

Basic
Continuing operations	$1.30	$1.14
Discontinued operations	$0.00	$0.00
TOTAL	$1.30	$1.14

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (M’s)
Assuming dilution	952.1	945.4
Basic	938.5	928.0

INTERNATIONAL BUSINESS MACHINES CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
(Unaudited)

($ in millions)	At March 31, 2026	At December 31, 2025
ASSETS:
Current assets:
Cash and cash equivalents	$10,819	$13,587
Restricted cash	45	54
Marketable securities	964	830
Notes and accounts receivable - trade, net	6,493	8,112
Short-term financing receivables
Held for investment, net	5,767	7,344
Held for sale	743	1,131
Other accounts receivable, net	1,242	1,052
Inventories	1,476	1,220
Deferred costs	1,157	1,084
Prepaid expenses and other current assets	3,209	2,530
Total current assets	31,914	36,944

Property, plant and equipment, net	5,781	5,899
Operating right-of-use assets, net	3,219	3,129
Long-term financing receivables, net	7,014	7,708
Prepaid pension assets	7,578	7,544
Deferred costs	831	825
Deferred taxes	8,552	8,610
Goodwill	74,709	67,717
Intangibles, net	14,624	11,391
Investments and sundry assets	2,009	2,112
Total assets	$156,229	$151,880

LIABILITIES:
Current Liabilities:
Taxes	$2,053	$2,347
Short-term debt	8,655	6,424
Accounts payable	4,039	4,756
Compensation and benefits	3,941	4,114
Deferred income	17,034	16,101
Operating lease liabilities	798	800
Other liabilities	3,582	4,116
Total current liabilities	40,101	38,658

Long-term debt	57,706	54,836
Retirement-related obligations	8,763	9,018
Deferred income	4,195	4,271
Operating lease liabilities	2,643	2,547
Other liabilities	9,767	9,810
Total liabilities	123,174	119,139

EQUITY:
IBM stockholders’ equity:
Common stock	63,936	63,318
Retained earnings	155,327	155,648
Treasury stock - at cost	(170,874)	(170,605)
Accumulated other comprehensive income/(loss)	(15,415)	(15,713)
Total IBM stockholders’ equity	32,974	32,648

Noncontrolling interests	81	93
Total equity	33,056	32,740

Total liabilities and equity	$156,229	$151,880

INTERNATIONAL BUSINESS MACHINES CORPORATION
STATEMENT OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31,
($ in millions)	2026	2025 (1)
Cash flows from operating activities:
Net income	$1,216	$1,055
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation (2)	555	536
Amortization of capitalized software and acquired intangible assets	719	641
Stock-based compensation	506	401
Net (gain)/loss on divestitures, asset sales and other	(11)	(22)
Changes in operating assets and liabilities, net of acquisitions/divestitures	2,185	1,759
Net cash provided by operating activities	5,169	4,370

Cash flows from investing activities:
Payments for property, plant and equipment	(232)	(244)
Proceeds from disposition of property, plant and equipment/other	8	74
Investment in software	(159)	(151)
Purchases of marketable securities and other investments	(1,612)	(6,486)
Proceeds from disposition of marketable securities and other investments	1,971	927
Acquisition of businesses, net of cash acquired	(10,465)	(7,098)
Divestiture of businesses, net of cash transferred	1	(1)
Net cash provided by/(used in) investing activities	(10,489)	(12,979)

Cash flows from financing activities:
Proceeds from new debt	7,437	8,378
Payments to settle debt	(2,928)	(1,257)
Short-term borrowings/(repayments) less than 90 days - net	0	(29)
Common stock repurchases for tax withholdings	(350)	(284)
Proceeds from issuance of shares	178	216
Financing - other	(42)	(32)
Cash dividends paid	(1,576)	(1,549)
Net cash provided by/(used in) financing activities	2,719	5,443

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(177)	167
Net change in cash, cash equivalents and restricted cash	(2,777)	(2,999)

Cash, cash equivalents and restricted cash at the beginning of the period	13,640	14,160
Cash, cash equivalents and restricted cash at the end of the period	$10,864	$11,161

(1) Reclassified to align with the Consolidated Statement of Cash Flows presentation.
(2) Includes operating lease right-of-use assets amortization.

INTERNATIONAL BUSINESS MACHINES CORPORATION
GAAP NET INCOME TO ADJUSTED EBITDA RECONCILIATION
(Unaudited)

	Three Months Ended March 31,
($ in billions)	2026	2025	Yr/Yr
Net income as reported (GAAP)	$1.2	$1.1	$0.2
Less: income from discontinued operations, net of tax	0.0	0.0	0.0
Income from continuing operations	1.2	1.1	0.2
Provision for/(benefit from) income taxes from continuing ops.	0.2	0.1	0.1
Pre-tax income from continuing operations (GAAP)	1.4	1.2	0.2
Non-operating adjustments (before tax)
Acquisition-related charges (1)	0.6	0.6	0.1
Non-operating retirement-related costs/(income)	0.1	0.0	0.1

Operating (non-GAAP) pre-tax income from continuing ops.	2.1	1.7	0.4

Net interest expense	0.3	0.3	0.1
Depreciation/amortization of non-acquired intangible assets	0.7	0.7	0.0
Stock-based compensation	0.5	0.4	0.1
Workforce rebalancing charges	0.3	0.3	0.0
Corporate (gains) and charges (2)	0.0	0.0	0.0

Adjusted EBITDA	$4.0	$3.4	$0.6

Revenue	$15.9	$14.5	9%
GAAP net income margin	7.6%	7.3%	0.4pts
Adjusted EBITDA margin	25.0%	23.4%	1.7pts

(1) Primarily consists of amortization of acquired intangible assets.
(2) Primarily consists of unique corporate actions such as gains on divestitures and asset sales.

INTERNATIONAL BUSINESS MACHINES CORPORATION
SEGMENT DATA
(Unaudited)

	Three Months Ended March 31, 2026

($ in millions)	Software	Consulting	Infrastructure	Financing
Revenue	$7,052	$5,272	$3,326	$220
Segment profit	$2,099	$558	$524	$118
Segment profit margin	29.8%	10.6%	15.8%	53.8%
Change YTY revenue	11.3%	4.0%	15.3%	14.8%
Change YTY revenue - constant currency	7.9%	0.9%	11.7%	10.2%

	Three Months Ended March 31, 2025

($ in millions)	Software	Consulting	Infrastructure	Financing
Revenue	$6,336	$5,068	$2,886	$191
Segment profit	$1,847	$558	$248	$69
Segment profit margin	29.1%	11.0%	8.6%	35.8%

INTERNATIONAL BUSINESS MACHINES CORPORATION
U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION
(Unaudited; $ in millions except per share amounts)

	Three Months Ended March 31, 2026
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts		Operating (Non-GAAP)
Gross profit	$8,950	$237		$—		$—		$9,187
Gross profit margin	56.2%	1.5	pts	—	pts	—	pts	57.7%
SG&A	$5,089	$(408)		$—		$—		$4,682
Other (income) & expense	(1)	—		(96)		—		(98)
Total expense & other (income)	7,562	(409)		(96)		—		7,057
Pre-tax income from continuing operations	1,387	646		96		—		2,129
Pre-tax income margin from continuing operations	8.7%	4.1	pts	0.6	pts	—	pts	13.4%
Provision for/(benefit from) income taxes (3)	$172	$137		$3		$(4)		$308
Effective tax rate	12.4%	2.7	pts	(0.4)	pts	(0.2)	pts	14.5%
Income from continuing operations	$1,216	$508		$94		$4		$1,821
Income margin from continuing operations	7.6%	3.2	pts	0.6	pts	0.0	pts	11.4%
Diluted earnings per share: continuing operations	$1.28	$0.53		$0.10		$0.00		$1.91

	Three Months Ended March 31, 2025
	Continuing Operations
	GAAP	Acquisition- Related Adjustments (1)		Retirement- Related Adjustments (2)		Tax Reform Impacts		Operating (Non-GAAP)
Gross profit	$8,031	$201		$—		$—		$8,232
Gross profit margin	55.2%	1.4	pts	—	pts	—	pts	56.6%
SG&A	$4,886	$(353)		$—		$—		$4,533
Other (income) & expense	(165)	—		(23)		—		(187)
Total expense & other (income)	6,873	(357)		(23)		—		6,494
Pre-tax income from continuing operations	1,158	557		23		—		1,738
Pre-tax income margin from continuing operations	8.0%	3.8	pts	0.2	pts	—	pts	12.0%
Provision for/(benefit from) income taxes (3)	$103	$128		$(12)		$2		$221
Effective tax rate	8.9%	4.5	pts	(0.8)	pts	0.1	pts	12.7%
Income from continuing operations	$1,054	$429		$35		$(2)		$1,517
Income margin from continuing operations	7.3%	3.0	pts	0.2	pts	0.0	pts	10.4%
Diluted earnings per share: continuing operations	$1.12	$0.45		$0.04		$0.00		$1.60

(1)Includes amortization of acquired intangible assets, in-process R&D, transaction costs, applicable retention, restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.
(2)Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs.
(3)The tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the GAAP pre-tax income.

INTERNATIONAL BUSINESS MACHINES CORPORATION
GAAP OPERATING CASH FLOW TO FREE CASH FLOW RECONCILIATION
(Unaudited)

	Three Months Ended March 31,
($ in millions)	2026	2025
Net cash provided by operating activities per GAAP	$5,169	$4,370

Less: change in IBM Financing receivables	2,565	2,087

Net cash from operating activities excl. IBM Financing receivables	2,604	2,283

Capital expenditures, net	(384)	(321)

Free cash flow	$2,220	$1,962

INTERNATIONAL BUSINESS MACHINES CORPORATION
GAAP OPERATING CASH FLOW TO ADJUSTED EBITDA RECONCILIATION
(Unaudited)

	Three Months Ended March 31,
($ in billions)	2026	2025
Net cash provided by operating activities	$5.2	$4.4

Add:
Net interest expense	0.3	0.3
Provision for/(benefit from) income taxes from continuing operations	0.2	0.1

Less change in:
Financing receivables	2.6	2.1
Net (gain)/loss on divestitures, assets sales and other (1)	0.0	0.0
Other assets and liabilities/other, net (1,2)	(0.9)	(0.7)

Adjusted EBITDA	$4.0	$3.4

Revenue	$15.9	$14.5
Net cash provided by operating activities margin	32.5%	30.1%
Adjusted EBITDA margin	25.0%	23.4%

(1)Reclassified to align with the presentation of similar line items in the Statement of Cash Flows.
(2)Mainly consists of Changes in operating assets and liabilities, net of acquisitions/divestitures in the Statement of Cash Flows chart, workforce rebalancing charges, non-operating impacts, and corporate (gains) and charges, less the change in Financing receivables.